Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 943,473,500.00
Previously Paid Amount	0.00
Total Fee Amount	130,293.69
Total Offset Amount	0.00
Net Fee	$ 130,293.69
Final Prospectus	false